UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/24/2010

LRAD Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

858-676-1112
(Registrant’s telephone number, including area code)

American Technology Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 5.07 of this Report regarding amendment to the Certificate of Incorporation of LRAD Corporation (the "Company") to effectuate a name change from American Technology Corporation to LRAD Corporation is incorporated herein by reference. The amendment became effective on March 24, 2010. A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Concurrent with the Company's name change, effective March 25, 2010, the Company's shares began trading under the new NASDAQ ticker symbol: LRAD. The Company previously traded under the symbol: ATCO.

Item 8.01.    Other Events

Item 5.07.   Submission of Matters to a Vote of Security Holders

(a)        On March 24, 2010, the Company held its annual meeting of stockholders.

(b)        The following items of business were voted upon by stockholders at the annual meeting:
1.        Directors were elected to serve for the ensuing year and until their successors are elected. The voting results were as follows:
            Name                                   For               Withheld        Broker Non-Votes
          Thomas R. Brown               4,336,806        2,094,233              11,128,257
          Helen C. Adams                  6,046,076         384,963               11,128,257
          Laura M. Clague                  6,038,176         392,863              11,128,257
          Elwood G. Norris                 4,693,819        1,737,220            11,128,257
          Raymond C. Smith              4,731,928        1,699,111            11,128,257

2.        The Company's Certificate of Incorporation was amended to effectuate a name change from American Technology Corporation to LRAD Corporation.

                  For                 Against            Abstain
             15,808,524        1,603,214            147,557

3.        Ratification of the selection of Squar, Milner, Peterson, Miranda and Williamson, LLP, as the independent registered public accounting firm of the Company for its fiscal year ending September 30, 2010.

                  For                 Against            Abstain
             16,913,126           492,495            153,675

On March 25, 2010, the Company issued a press release disclosing the results of matters voted upon at the annual meeting. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

3.1        Certificate of Amendment to the Certificate of Incorporation of American Technology Corporation, dated March 24, 2010.

99.1        Press Release, dated March 25, 2010, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRAD Corporation

Date: March 30, 2010	By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Certificate of Amendment to the Certificate of Incorporation
EX-99.1	Press Release dated March 25, 2010